Hawaiian Tax-Free Trust

Supplement dated September 1, 2021
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 26, 2021

The following replaces the corresponding information contained in the Prospectus under the heading “Management” in the section entitled “Trust Summary”:

Management

Investment Adviser --Asset Management Group of the Bank of Hawaii (the “Adviser”)

Administrator/Business Manager --Aquila Investment Management LLC (the “Administrator”)

Portfolio Managers -- Ms. Janet Katakura, a Vice President and Senior Portfolio Manager with Bank of Hawaii (“BOH”), has served as a portfolio manager of the Trust since 2010.  She has over 40 years of experience in the investment industry.  Mr. Reid Smith, a Vice President and Senior Portfolio Manager with BOH, has served as a portfolio manager of the Trust since August 23, 2021.  He has over 30 years of experience in the investment industry.  Mr. Stephen Dodge, a Vice President and Portfolio Manager with BOH, has served as a portfolio manager of the Trust since September 1, 2021.  He has over 5 years of experience in the investment industry.  Ms. Katakura, Mr. Smith and Mr. Dodge are jointly and primarily responsible for the day-to-day portfolio management of the Trust.  Effective the close of business September 30, 2021, Ms. Katakura will no longer be a portfolio manager of the Trust and Mr. Smith will assume lead responsibility for the Trust.

The following replaces the corresponding information contained in the Prospectus under the heading “Information about the Adviser and the Administrator” in the section entitled “Trust Management”:

Information about the Adviser and the Administrator

The Trust’s Adviser is a division of Bank of Hawaii (“BOH”), all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”).  The Adviser is a registered investment adviser.  As of March 31, 2021, the Adviser had approximately $1.33 billion in assets under management.  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

Ms. Janet Katakura, Mr. Reid Smith and Mr. Stephen Dodge form the Trust’s portfolio management team.

Ms. Katakura is a Vice President and Senior Portfolio Manager with BOH. She has served as a portfolio manager of the Trust since 2010. She has been employed by BOH since 1983 and has over 40 years of experience in the investment industry. Prior to joining the firm, Ms. Katakura was with Hawaiian Life Insurance and First National Bank of Boston.  Ms. Katakura is a graduate of Garland Junior College in Boston, Massachusetts, and a member of the Investment Society of Hawaii.  Effective the close of business September 30, 2021, Ms. Katakura will no longer be a portfolio manager of the Trust.

Mr. Smith is a Vice President and Senior Portfolio Manager with BOH. He has served as a portfolio manager of the Trust since August 23, 2021.  He has over 30 years of fixed income portfolio management experience with an extensive background in municipal bond portfolio management. Mr. Smith was a Financial Advisor/Investments at Stifel from September 2020 to August 2021.  Prior to that, Mr. Smith was CIO/Director at Ziegler Capital Management – BPG Group from November 2015 to July 2019.  Mr. Smith began his career in portfolio management with BOH in 1986 and was a portfolio manager of the Trust from 1989 to 1991.  Mr. Smith also worked as a Principal/Senior Portfolio Manager at Vanguard Group from 1992 to 2009 and as Head of the Barclays Wealth Fixed Income Group from 2011 to 2015.  Mr. Smith is a Chartered Financial Analyst and a graduate of the University of Hawaii at Manoa, Shidler School of Business, where he received both his Bachelors and Master degrees in business administration.  Effective September 30, 2021, Mr. Smith will assume lead responsibility for the Trust.

Mr. Dodge is a Vice President and Portfolio Manager with BOH. He has served as a portfolio manager of the Trust since September 1, 2021 and has been assisting with the Trust since June 2018.  He has over 3 years of fixed income experience with a focus on municipal bond portfolio management.  Mr. Dodge was a Senior Investment Analyst at BOH Fixed Income from June 2018 to August 2021.  Prior to that, Mr. Dodge was an Investment Analyst at BOH Portfolio Management Team from January 2016 to June 2018.  Mr. Dodge is a graduate of the University of Hawaii at Manoa, Shidler School of Business, where he received his Bachelors in business administration with a focus on finance. Mr. Dodge simultaneously graduated from University of Hawaii at Manoa, where he received his Bachelors of Arts with a major in Mandarin Chinese.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

The following replaces the corresponding information contained in the SAI under the heading “Additional Information About the Portfolio Manager” in the section entitled “Investment Advisory and Other Services”:

Additional Information About the Portfolio Management Team

The municipal management team consists of Ms. Janet Katakura, Mr. Reid Smith and Mr. Stephen Dodge, who are responsible for the day-to-day management of the Trust.  The portfolio managers also manage two other tax free mutual funds with total aggregate assets of approximately $323.5 million. These bond funds are managed with similar strategies and objectives; however, the duration targets may differ depending on client needs and they are, therefore, managed to differing benchmark indices.  No portfolio manager manages pooled investment vehicles.

In addition, in aggregate, each portfolio manager manages 92 other accounts with aggregate assets of approximately $567 million as investment managers for BOH, but not under the Asset Management Group.  The compensation paid by these clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance-based fees.  There are in general no situations where the Trust’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Trust’s investment program - a factor that affects all accounts sharing the same investment strategy.  In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and applicable compliance procedures.

Ms. Katakura, Mr. Smith and Mr. Dodge are employed and compensated by BOH, and not the Trust. Under BOH's compensation program, a portfolio manager's incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH's management in the case of separate accounts. This compensation program is intended to align the portfolio manager's level of expertise relative to the success of those funds and accounts. BOH's overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, the portfolio managers are eligible to participate in BOH's Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If the portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the Trust

Currently, Ms. Katakura and her immediate family own between $10,001 - $50,000 of securities of the Trust. Mr. Smith and his immediate family do not own shares of the Trust.  Mr. Dodge and his immediate family do not own shares of the Trust.

Please retain this supplement for future reference.

AQL-HTFTPS-0921